Leases	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
Leases

Note 8 – Leases

The Company enters into operating leases for office space, IT equipment, and furniture and equipment used in operations. As of December 31, 2021, these leases have remaining terms of up to 5 years, some of which may contain options to extend or terminate the lease before the expiration date. As of December 31, 2021 the Company did not have any finance lease arrangements. Total lease expense, net was $3.8 million and $3.2 million for the years ended December 31, 2021 and 2020, respectively, and include short-term and variable lease costs.

Supplemental information related to our operating leases is as follows for the year ended:

	December 31,
	2021	2020
Weighted average remaining lease term, in years:	2.91	3.39
Weighted average discount rate:	8.4%	8.5%
Cash flows from operating activities, (in thousands USD)
Cash paid for operating leases included in the measurement of lease liabilities	$3,711	$3,699

Future expected maturities of lease obligations as of December 31, 2021 are as follows:

(in thousands USD)	Lease Payments
2022	$3,234
2023	1,844
2024	1,197
2025	763
2026	289
Thereafter	—
Total undiscounted lease payments	7,327
Less: imputed interest	734
Present value of operating lease liability	$6,593